EXHIBIT 10.8


                     CLUBCORP EMPLOYEE STOCK OWNERSHIP TRUST

                         EFFECTIVE AS OF JANUARY 1, 1999

                                TABLE OF CONTENTS

ARTICLE  I

PURPOSE  OF  TRUST
1.1    Designation
1.2    Purpose.
1.3    Exclusive  Benefit  of  Participants.
1.4    No  Reversion  to  Employer.

ARTICLE  II

DEFINITIONS

ARTICLE  III

ACCEPTANCE  OF,  CONTRIBUTIONS  TO,  DISTRIBUTIONS  FROM  TRUST
3.1    Acceptance  of  Trust.
3.2    Receipt  of  Contributions
3.3    Distribution  to  Participants.
3.4    Distributions  Pursuant  to  Plan  Administrator  Directions.

ARTICLE  IV

MANAGEMENT  AND  CONTROL  OF  TRUST  FUND  ASSETS
4.1    Standard  of  Conduct  and  Liabilities  of  Trustee
4.2    Trustee's  Powers  of  Investment  and  Management.
4.3    Investment  in  Company  Stock
4.4    Commingled  Trust  Funds.
4.5    Authority  of  Trustee
4.6    Power  to  Do  All  Necessary  Acts.
4.7    Voting  of  Company  Stock,  Proxies,  etc.
4.8    Appointment  of  Investment  Manager  and  Power  to  Direct  Trustee.

ARTICLE  V

THE  PLAN  ADMINISTRATOR  AND  EMPLOYERS
5.1    Action  by  the  Plan  Administrator
5.2    Action  by  an  Employer
5.3    Formal  Action  by  Employer
5.4    Each  Employer  to  Supply  Information

ARTICLE  VI

THE  TRUSTEE
6.1    Reliance  on  Written  Instrument
6.2    Action  by  the  Trustee
6.3    Consultation  with  Counsel  and  Accountant
6.4    Bond  Not  Required
6.5    Purchase  of  Liability  Insurance
6.6    Court  Procedures
6.7    Indemnity  by  Employers
6.8    Duties  of  Co-Trustees

ARTICLE  VII

ACCOUNTS  AND  RECORDS

ARTICLE  VIII

FEES  AND  EXPENSES
8.1    Expenses  of  Administration
8.2    Authorization  with  Respect  to  Taxes
8.3    Payments  without  Plan  Administrator  Approval

ARTICLE  IX

RESIGNATION  OR  REMOVAL  OF  TRUSTEE:  SUCCESSOR  TRUSTEE
9.1    Resignation;  Removal  of  Trustee
9.2    Appointment  of  Successor  Trustee
9.3    Merger,  Consolidation,  or  Other  Changes  in  Trustee
9.4    Transfer  of  Assets  to  Successor  Trustee
9.5    Ancillary  Trust

ARTICLE  X

AMENDMENT  OF  TRUST

ARTICLE  XI

ADDITIONAL  EMPLOYERS
11.1    Adoption  of  Trust
11.2    No  Separate  Trusts
11.3    Withdrawal  from  Trust

ARTICLE  XII

TERMINATION  OF  TRUST
12.1    Termination  of  Trust
12.2    Continuation  by  an  Employer's  Successor
12.3    Liquidation  of  Trust

ARTICLE  XIII

MISCELLANEOUS
13.1    Applicable  Law
13.2    Severability  of  Provisions
13.3    Construction  of  Trust  Agreement
13.4    Spendthrift  Provisions
13.5    Title  of  Trust  Assets
13.6    Benefits  Supported  Only  by  Trust
13.7    Rights  Determined  from  Entire  Instrument
13.8    Execution  in  Counterparts


                     CLUBCORP EMPLOYEE STOCK OWNERSHIP TRUST

                         EFFECTIVE AS OF JANUARY 1, 1999


     THIS TRUST AGREEMENT is made and entered into in Dallas, Texas, by and between ClubCorp, Inc. (hereinafter referred to as the "Company") and Albert Chew, James E. Maser, and Douglas T. Howe (hereinafter collectively referred to as "Trustee").

     WHEREAS, the Company has adopted the ClubCorp Employee Stock Ownership Plan for its eligible employees which is a restatement of the ClubCorp Stock Investment Plan (hereinafter referred to as the "Plan");

     WHEREAS,  the  Company  desires to restate the trust document for the Plan;
and

WHEREAS, the Company desires the Trustee to hold, invest, reinvest and otherwise to administer the Trust Fund, and the Trustee has indicated its willingness to do so, all pursuant to the terms of this Trust Agreement.

     NOW, THEREFORE, in consideration of the premises and other mutual covenants herein contained, this document supersedes all prior trust documents implementing the Plan and the parties hereto do agree effective as of January 1, 1999 as follows:


                                    ARTICLE I

                                PURPOSE OF TRUST

     1.1  Designation.  This Trust is designated as the "ClubCorp Employee Stock
Ownership  Trust."    This  Trust adopts for accounting purposes the fiscal year ending  on  December  31.

     1.2 Purpose. This Trust is part of the Plan. The purpose of this Trust is to implement the Plan, which provides certain benefits for the Employer's Eligible Employees who become Participants.

     1.3 Exclusive Benefit of Participants. This Trust shall be maintained for the exclusive benefit of Participants and their Beneficiaries. Except as otherwise provided in SECTION 1.4 below, no part of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of such Participants and Beneficiaries.

     1.4         No Reversion to Employer.  Except as otherwise provided in this
SECTION 1.4 or in the Plan, it shall be impossible, at any time, for any part of the Trust Fund, other than such part as is required to pay taxes and administration expenses or such part as may otherwise be permitted by law to be returned to the Employer, to be recoverable by an Employer, or to be used for, or diverted to, purposes other than for the exclusive benefit of the
Participants and their Beneficiaries. An Employer may recover its initial contribution, or any investments into which it has been converted, plus any gain and minus any loss thereon if the Plan Administrator directs the Trustee to return such amounts, and if the adoption of the Plan or the contribution is conditioned on the initial qualification of the Plan under Code Section 401(a) and the Plan does not so qualify. Such contribution shall be returned, if at all, within the one year period after such adverse determination, provided that the application for determination is not made later than the Employer's tax return due date for the taxable year in which the Plan was adopted (or such other time as the Secretary may prescribe). If the Plan Administrator in good faith determines that (a) an Employer Contribution was made by reason of a mistake of fact or (b) an Employer Contribution is conditioned on its being deductible under Code Section 404, but the Internal Revenue Service disallows such deduction, the amount of the excess Employer Contribution, less losses attributable thereto may, upon direction of the Plan Administrator, be returned to the contributing Employer. All payments of returned Employer Contributions under this SECTION shall be made within one (1) year from the date of the payment of such mistaken Employer Contribution or the disallowance by the Internal Revenue Service of the deduction, whichever is applicable. The amount of the excess Employer Contribution shall be the excess of (1) the amount contributed over (2) the amount that would have been contributed had there not occurred a mistake of fact or had the deduction not been disallowed. Earnings attributable to the excess Employer Contributions shall not be returned to the contributing Employer, but losses attributable thereto shall reduce the amount returned to the contributing Employer. Subject only to the conditions set out in this SECTION, none of the funds contributed to the Trust shall ever revert to any Employer, but the entire Trust Fund, net of expenses, including administrative expenses and taxes, and losses, if any, shall be used for the exclusive benefit of the Participants, as herein provided.


                                   ARTICLE II

                                   DEFINITIONS

     For purposes of the Trust Agreement, the following expressions shall have the meanings respectively indicated unless the context clearly required otherwise:

     2.1 "Affiliated Company" means any of the following which is itself not an Employer: (i) a member of a controlled group of corporations, determined in accordance with the provisions of Code Section 414(b) of which an Employer is also a member; (ii) an unincorporated trade or business which is under common control with an Employer as determined in accordance with Code Section 414(c) and regulations issued thereunder; or (iii) a member of an "affiliated service group" as determined in accordance with Code Section 414(m) and regulations issued thereunder; or (iv) any other entity which is not an Employer and which is required to be aggregated with an Employer in accordance with Code Section 414(o) and the regulations issued thereunder.

     2.2 "Beneficiary" means any person or entity entitled to receive benefits which are payable upon or after a Participant's death pursuant to
Article  IX  of  the  Plan.

     2.3 "Board" means the Board of Directors of the Company, as from time to time constituted, or such other persons or group of persons referred to in
SECTION  5.3  hereof  in  the  case  of  a  Company  which is not a corporation.

     2.4         "Code" means the Internal Revenue Code of 1986, as amended from
time  to  time.    References  to any section of the Internal Revenue Code shall include  any  successor  provision  thereto.

     2.5          "Company"  means  ClubCorp,  Inc.,  a  Delaware  corporation.

     2.6 "Company Stock" means the common stock of the Company, par value $.01, which is a qualifying employer security within the meaning of Section 407 of ERISA.

     2.7          "Eligible  Employee"  means an Eligible Employee as defined in
Article  II  of  the  Plan.

     2.8 "Employer" means the Company or any Affiliated Company which adopts the Plan pursuant to Article XIV of the Plan.

     2.9 "Employer Contribution" means the contribution made by an Employer under SECTION 4.01 of the Plan.

     2.10 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. References to any section of ERISA shall include any successor provision thereto.

     2.11 "Investment Manager" means any fiduciary that is granted the power to manage, acquire or dispose of any asset of the Plan pursuant to SECTION 4.9 hereof.

     2.12 "Participant" means an Eligible Employee who participates in the Plan as provided in Article III of the Plan.

     2.13 "Plan" means the ClubCorp Employee Stock Ownership Plan as hereafter amended from time to time.

     2.14          "Plan  Administrator"  means  the  Company.

     2.15 "Securities or Other Property" means any properties, real or personal or mixed, including but not limited to, common or preferred stocks (including Company Stock), securities, or any other interest in any corporation, interests in investment trusts and mutual funds, bonds, notes or other evidences of indebtedness or ownership, first mortgages, real property, leases on real property, contracts to sell real property, contracts of sale of real property, short-term cash equivalents having ready marketability, including but not limited to U. S. Treasury bills, commercial paper, certificates of deposit, savings shares or savings share accounts of savings and loan associations, and similar type securities, and any other property of any kind or nature -whatsoever.

     2.16 "Trust" means the legal entity resulting from the Trust Agreement between the Employers and the Trustee who receives the Employer Contributions, and holds, invests and disburses funds to and for the benefit of Participants and their Beneficiaries, and each separate trust, if any, existing hereunder at the time in question.

     2.17 "Trust Agreement" means this instrument, provided that if this instrument, pursuant to its terms, be amended, "Trust Agreement" as at a particular date, shall mean this instrument, as amended and in force on such date.

     2.18 "Trust Fund" means all assets of whatsoever kind or nature from time to time held by the Trustee pursuant to this Trust Agreement without distinction as to income and principal, including all assets received from any predecessor trust fund.

     2.19 "Trustee" means the party or parties, individual or corporate, named in the Trust Agreement and any duly appointed additional or successor Trustee or Trustees acting thereunder.

     2.20 Whenever appropriate, words used in this Trust Agreement in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine. The words "herein," "hereof," "hereto," and "hereunder" shall refer to this Trust Agreement.


                                   ARTICLE III

            ACCEPTANCE OF, CONTRIBUTIONS TO, DISTRIBUTIONS FROM TRUST

     3.1 Acceptance of Trust. The Trustee by affixing its signature, hereunto duly authorized, to this Trust Agreement accepts this Trust and agrees to act as Trustee of the Trust according to the terms and conditions of this Trust Agreement to all of which the parties hereto agree, and the Employers and the Participants from time to time hereunder, and all those persons claiming through or under any of them, shall be deemed to have agreed. Nothing contained in the Plan, either expressly or by implication, shall be deemed to impose any additional powers, duties or responsibilities on the Trustee.

     3.2 Receipt of Contributions. The Trustee shall receive any contributions under the Plan paid to it in cash or to the extent permitted under ERISA without violation of ERISA Section 406, in kind. All contributions so received, together with the income therefrom, any other increment thereon, and all assets acquired by investment or reinvestment, shall be held, managed and administered by the Trustee pursuant to the terms of this Trust Agreement without distinction between principal and income and without liability for the payment of interest thereon. The Trustee shall not be responsible for the collection of any contributions under or required by the Plan but shall be responsible only for contributions actually received by it hereunder. Trustee shall have power or duty to inquire whether the amount of contributions delivered to it by an Employer is correct or complies with the powers of the Plan.

     3.3 Distribution to Participants. Upon written directions from the Plan Administrator, the Trustee shall make payments out of the Trust Fund to or for the benefit of Participants, or for the payment of expenses pursuant to
SECTION 8.1, in such manner, amounts and at such times and for such purposes, including the purchase of annuity contracts, as may be specified in the directions of the Plan Administrator.

     3.4 Distributions Pursuant to Plan Administrator Directions. The Trustee shall not be liable for any distribution made by it pursuant to written directions of the Plan Administrator as herein provided, and shall be under no duty to make inquiry as to whether any distribution directed by the Plan Administrator is made pursuant to the provisions of the Plan. Likewise, the Trustee need not see to the application of any payment made to or for the benefit of a Participant pursuant to written directions of the Plan Administrator.


                                   ARTICLE IV

                   MANAGEMENT AND CONTROL OF TRUST FUND ASSETS

     4.1          Standard  of  Conduct  and  Liabilities  of  Trustee.

     (a) The Trustee shall discharge its duties hereunder solely in the interest of the Participants and for the exclusive purpose of providing benefits to Participants and for paying reasonable expenses of administering the Plan. The Trustee shall perform all of its duties with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, or in accordance with such other standard as may, from time to time, be required by law. The Trustee shall not cause the Trust to engage in a transaction if it knows or should know that such transaction directly or indirectly constitutes a prohibited transaction under ERISA Section 406 or Section 407 which is not exempt under ERISA Section 408.

     (b) The Trustee shall not be liable for its acts and conduct in the administration of the assets of the Trust Fund and for any losses incurred in the administration of the Plan or upon the investment of the Trust Fund which conform to the standards set forth in SECTION 4.1(A), unless it knowingly participates in or knowingly undertakes to conceal an act or omission of another fiduciary of the Plan, with the knowledge that such act or omission is a breach of fiduciary responsibility, or knowing of a breach of fiduciary responsibility, the Trustee fails to make reasonable efforts under the circumstances to remedy the breach, or by failure to carry out its specific responsibilities, in accordance with such standard, it has enabled another fiduciary of the Plan to commit a breach.

     4.2 Trustee's Powers of Investment and Management. Pending investment in Company Stock or pending disbursement of cash retained for distributions or expenditures, the Trustee shall have the power to invest and reinvest any Securities or Other Property so that, in accordance with ERISA Section 404(a), the Plan assets, other than Company Stock, over which the Trustee exercises investment discretion are diversified so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so. The Trustee shall not, in any manner, be limited by the Texas Trust Code with respect to the types of investments to be made with trust funds or the kinds of businesses into which any trust existing hereunder may enter. When acting hereunder, whether in its discretion or at the direction of an Investment Manager, the Trustee shall have the following powers with respect to any and all moneys and Securities or Other Property at any time held by it and constituting part of the Trust Fund:

     (a) Subject to the restrictions of SECTION 4.3 hereof pertaining to Company Stock, to purchase or subscribe for Securities or Other Property and to retain them in trust; to sell any Securities or Other Property at any time held by it at either public or private sale for cash or other consideration or on credit at such time or times and on such terms and conditions as may be deemed appropriate; to exchange such Securities or Other Property and to grant options for the purchase or exchange thereof; and to convey, partition or otherwise dispose of, with or without covenants, including covenants of warranty of title, any Securities or Other Property free of all trusts;

     (b) To oppose, or consent to and participate in, any plan of reorganization, consolidation, merger, combination or other similar plan; to oppose or to consent to any contract, lease, mortgage, purchase, sale, or other action by any corporation pursuant to such plan, and to accept and retain any Securities or Other Property issued under any such plan;

     (c) To assign, renew, extend, or discharge or participate in the assignment, renewal, extension, or discharge of any debt, mortgage, or other lien, upon such terms, including a partial release, as may be deemed advisable by the Trustee, and to agree to a reduction in the rate of interest thereon or to any other modification or change in the terms thereof or of any guarantee pertaining thereto, in any manner and to any extent that may be deemed in the best interest of the Trust Fund; to waive any default, whether in the performance of any covenant or condition of any note, bond, or mortgage or in the performance of any guarantee, or to enforce any such default in such manner and to such extent as may be deemed advisable; to exercise and enforce any and all rights of foreclosure and to exercise and enforce, in any action, suit or proceeding at law or in equity, any rights or remedies in respect of any debt, mortgage, lien, or guarantee;

     (d) To acquire any real estate by purchase or lease, or as a result of any foreclosure, liquidation, or other salvage of any investment previously made, or otherwise; and to manage, operate, sell, lease for any term or terms of years, even though such lease term extends beyond the term of the trust and regardless of any restrictions on leases made by fiduciaries, develop, improve, alter, demolish any building in whole or in part, and to erect buildings, partition, mortgage, grant options with respect to, or otherwise deal with any real property or interest therein at any time held by the Trust, upon such terms and conditions as it may deem proper;

     (e) To exercise all conversion and subscription rights pertaining to any Securities or Other Property;

     (f) Except as limited in SECTION 3.2 hereof, to collect and receive any and all moneys, Securities or Other Property of whatsoever kind or nature due or owing or belonging to the Trust Fund and to give full discharge and acquittance therefor;

     (g) Except where delegated to an Investment Manager, to exercise, personally or by general or limited power of attorney, any right, including the right to vote or grant proxies, discretionary or otherwise, appurtenant to any assets held by the Trust, and the right to participate in voting trusts with other stockholders;

     (h) To register any Securities or Other Property held by it hereunder in the name of the Trustee or in the names of nominees with or without the addition of words indicating that such Securities or Other Property are held in a fiduciary capacity, to take and hold the same unregistered or in form permitting transferability by delivery, to deposit or arrange for the deposit of securities in a qualified central depository even though, when so deposited, such Securities or Other Property may be held in the name of the nominee of such depository with other securities deposited therein by other persons, or to deposit or to arrange for the deposit of any Securities or Other Property issued by the United States government, or any agency or instrumentality thereof, with a Federal Reserve bank, provided that the books and records of the Trustee shall at all times disclose that all such Securities or Other Property are part of the Trust Fund;

     (i) To settle, compromise, or submit to arbitration, any claims, debts or damages due or owing to or from the Trust Fund; to commence or defend suits or legal proceedings whenever, in its judgment, any interest of the Trust Fund so requires, and to represent the Trust Fund in all suits or legal proceedings in any court of law or equity or before any other body or tribunal;

     (j) To borrow money from others, excluding the Trustee in its individual capacity or any party in interest, for the purposes of the Trust Fund, and upon such terms and conditions as the Trustee may deem proper, and for the sum so borrowed or advanced, the Trustee may issue its promissory note as Trustee and secure the repayment thereof by creating a lien upon any assets of the Trust Fund;

     (k) To organize and incorporate under the laws of any state one or more corporations (and to acquire an interest in any such corporation that it may have organized and incorporated) for the purpose of acquiring and holding title to any property, interest or rights that the Trustee is authorized to acquire;

     (l) To invest all or part of the Trust Fund in interest-bearing deposits with the Trustee, or with a bank or similar financial institution related to the Trustee if such bank or other institution is a fiduciary with respect to the Plan as defined in ERISA, including but not limited to investments in time deposits, savings deposits, certificates of deposit, or time accounts which bear a reasonable interest rate;

     (m) Generally to do all such acts, to make, execute, acknowledge and deliver any and all deeds, leases, assignments, oil and gas leases, documents of transfer, and conveyances, receipts, releases, agreements, and without limitation by the foregoing, to execute any and all other instruments, take all such proceedings and exercise all such rights and powers with relation to any Securities or Other Property constituting a part of the Trust Fund to the same extent as an individual might do with respect to his own property; and

     (n) To deposit all or any portion of the Trust Fund with a custodian, subject to the direction and control of the Trustee.

     4.3 Investment in Company Stock. In addition, the Trustee shall invest all Trust Fund assets attributable to the Plan (including, but not limited to cash dividends with respect to Company Stock held in the Trust Fund) in Company Stock and the Trustee shall retain, until distributed, all contributions made in Company Stock (so long as such Company Stock is a qualifying employer security within the meaning of Section 407 of ERISA); provided, however, that the Trustee may retain sufficient cash to discharge cash or as otherwise directed by the Plan Administrator. Notwithstanding the preceding sentence, Trustee may temporarily invest all or a substantial portion of the Trust Fund other than in direct ownership of Company Stock, subject to reinvestment in Company Stock within a reasonable period. The Trustee shall not be required to diversify the Trust Fund with respect to Company Stock held under this SECTION 4.3. To the extent that retained cash is not needed for current expenditures or to the extent that Company Stock is not available, the Trustee, pending the use of such retained cash for current expenditures or pending the availability of Company Stock, shall invest the Trust Fund in Securities or Other Property as defined in
SECTION  2.15  hereof.   In furtherance hereof, the Trustee may, notwithstanding
Section 4.2(j) borrow money from others, including, as directed by the Committee, loans from or guaranteed by the Company or any shareholder of the Company to finance the acquisition of Company Stock, provided that the proceeds of any such loan shall be used, within a reasonable time after such loan is made, only to purchase Company Stock or repay the loan or any prior loan, the proceeds of which were used to purchase Company Stock; and provided, further, that notwithstanding any amendment to or termination of the Plan which causes it to cease to qualify as an employee stock ownership plan within the meaning of
Section 4975(e)(7) of the Code, no shares of Company Stock acquired with the proceeds of a loan pursuant to Section 8.16 of the Plan may be subject to a put, call or other option, or buy-sell or similar arrangement (other than as described in Subsections 5.9(h) or 5.9(j) of the Plan) while such shares are held by or when distributed from this Trust Fund; and provided, further, that any such loan shall bear a reasonable rate of interest and may be secured by a collateral pledge of the Company Stock so acquired; and provided, further, that no other Trust Fund assets may be pledged as collateral by the Trustee, and no lender shall have recourse against any Trust Fund asset other than any Company Stock remaining subject to pledge; and provided, further, that any pledge of Company Stock must provide for the release of shares so pledged on a pro rata basis as principal and interest on such loan is repaid by the Trustee; and provided, further, that repayments of principal and interest on any loans shall be repaid by the Trustee (as directed by the Committee) only from (i) Employer Contributions in cash to the Trust, (ii) cash dividends, if any, received on any Company Stock unallocated to the Accounts of Participants, (iii) earnings attributable to such Company Stock, and (iv) Company Stock, given as collateral for a prior loan which is repaid with the proceeds of the current loan, or acquired with the proceeds of the current loan; and for the sum so borrowed or advanced, the Trustee may issue its promissory note as Trustee and secure the repayment thereof by creating a lien upon any assets of the Trust Fund.

     4.4 Commingled Trust Funds. Subject to SECTION 4.3, any part or all of the Trust Fund may be invested or reinvested by the Trustee in or through the medium of any one or more collective investment funds or commingled trust funds maintained by the Trustee or another fiduciary with respect to the Plan, as the same may have heretofore been or may hereof be established or amended, which is invested principally in Securities or Other Property specified for the Trust Fund, and which collective investment fund or commingled trust fund is qualified under the provisions of Code Section 401(a) and exempt from tax under the provisions of Code Section 501(a), and during the period of time as an investment in or through any such medium shall exist the declaration of trust of such collective investment fund or commingled trust fund shall constitute a part of this Trust Agreement.

     4.5 Authority of Trustee. A third party dealing with the Trustee shall not make, or be required by any person to make, any inquiry concerning the authority of the Trustee to take or. omit any action but shall be fully protected in relying upon the certificates of the Trustee that it has authority to take such proposed action. No person dealing with the Trustee shall be required to follow the application by the Trustee of any moneys, Securities or Other Property paid or delivered to the Trustee.

     4.6 Power to Do All Necessary Acts. To the extent not inconsistent with the express provisions hereof, enumeration of any power herein shall not be by way of limitation but shall be cumulative and construed as full and complete power in favor of the Trustee. In addition to the authority specifically herein granted, the Trustee shall have such power to do all acts as may be deemed necessary for full and complete management of the Trust Fund and appropriate to carry out the purposes of this Trust Fund, and shall further have all powers and authorities conferred on trustees by the laws of the State of Texas.

     4.7 Voting of Company Stock, Proxies, etc. The Trustee shall maintain a complete record of the manner in which shares of stock (including Company Stock) held as part of the Trust Fund are voted, unless the instrument appointing an Investment Manager with respect to such shares delegates to the Investment Manager the responsibility for so recording such voting, whether such shares are voted by the Trustee in the exercise of its investment direction with respect to such shares or upon the direction of an Investment Manager. If the Trustee votes such shares of stock (including Company Stock) in its discretion, it shall also maintain a record of the reasons for such vote.

     4.8          Appointment of Investment Manager and Power to Direct Trustee.

     (a) Appointment. The Board in its sole discretion may appoint one or more Investment Managers with respect to some or all of the assets of the Trust Fund as contemplated by ERISA Section 402(c)(3). Any such Investment Manager shall: (i) be registered as an investment adviser under the Investment Advisers Act of 1940 and registered under the laws of Texas; (ii) be a bank, as defined in the Investment Advisers Act of 1940; or (iii) be an insurance company qualified to manage, acquire or dispose of Plan assets under the laws of more than one state. The authority of the Investment Manager shall not begin until the Trustee receives from the Board a copy of fully executed instruments appointing the Investment Manager, a copy of the Investment Manager's acceptance of appointment, a certificate showing that the Investment Manager meets the requirements of this SECTION 4.8, and receives from the Investment Manager an acknowledgment in writing by the Investment Manager that with respect to the relevant assets of the Trust Fund, it is a fiduciary with respect to the Plan within the meaning of ERISA Section 3(21)(A). The Investment Manager's authority shall continue and the Trustee shall be fully protected in relying on the notice of appointment until the Trustee receives similar notice that the appointment has been rescinded. By notifying the Trustee of the appointment of an Investment Manager, the Board shall be deemed to certify that such Investment Manager meets the requirements of this SECTION 4.8.

     (b) Power to Direct Trustee. The assets with respect to which a particular Investment Manager has been appointed shall be specified by the Board, and shall be segregated by the Trustee from all other trust assets, and the Investment Manager shall, in accordance with the standard of conduct contained in SECTION 4.1 hereof, have the duty and power to direct the Trustee in every aspect of its investment specifically including the power to direct Trustee to invest and reinvest any Securities or Other Property under its management and control so that such investments are diversified so as to minimize the risk of large losses unless under the circumstances it is prudent not to do so. The Trustee shall follow the directions of the Investment Manager regarding the investment and reinvestment of the Trust Fund or such portion thereof as shall be under management by the Investment Manager. The Trustee shall be under no duty or obligation to review any investment to be acquired, held, or disposed of pursuant to such directions nor to make any recommendations with respect to the disposition or continued retention of any such investment. The Investment Manager shall, notwithstanding the provisions of SECTION 3.2 hereof, have the sole duty and responsibility of determining the acceptability of any contributions made under this Trust if such contributed property is to be part of its investment responsibility.

     (c) Reliance upon Directions. The Trustee may rely upon any order, certificate, notice, direction, or other documentary confirmation purporting to have been issued or given by an Investment Manager which the Trustee believes to be genuine and to have been issued or given by such Investment Manager. The Trustee shall not be liable for the acts or omissions of an Investment Manager and shall have no liability or responsibility for acting or not acting pursuant to the direction of, or failing to act in the absence of, any direction from the Investment manager (except with respect to short-term investments under SECTION 4.8(E) hereof), unless the Trustee knows that by such action or failure to act, it would be itself committing a breach of fiduciary duty or participating in a breach of fiduciary duty by the Investment Manager, it being the intention of the parties that, except with respect to investments under SECTION 4.8(E) hereof, the Trustee shall have the full protection of ERISA Section 405(d). The Company hereby agrees to indemnify the Trustee and hold it harmless from and against any claim, liability, or excise tax which may be asserted against the Trustee by reason of its acting or not acting pursuant to any direction from the Investment Manager or failing to act in the absence of any such direction unless the liability or excise tax arises out of an act or omission in which Trustee knowingly participates or knowingly undertakes to conceal, knowing that such act or omission to be a breach of fiduciary responsibility.

     (d) Resignation of Investment Manager. In the event the Investment Manager should resign or be removed by the Company, the Trustee shall be notified by the Company of such resignation or removal and shall manage the investment of the Trust Fund unless and until it shall be notified of the appointment of another Investment Manager with respect thereto.

     (e) Short-Term Investments. The Trustee may, in its discretion, invest cash balances held by the Trustee, pending or in the absence of investment instructions regarding the same from any Investment Manager, from time to time, in short-term cash equivalents having ready marketability, including but not limited to U.S. Treasury bills, commercial paper, certificates of deposit, savings shares or savings share accounts of savings and loan associations, and similar type securities.


                                    ARTICLE V

                      THE PLAN ADMINISTRATOR AND EMPLOYERS

     5.1 Action by the Plan Administrator. The Trustee shall be fully protected in relying upon written instructions by the Plan Administrator or its duly authorized agents.

     5.2 Action by an Employer. Any action by an Employer hereunder, or pursuant to the Plan, shall be evidenced by a certified copy of a written instrument executed in accordance with SECTION 5.3 hereof. The Trustee shall be fully protected in acting in accordance with such written instrument delivered to it.

     5.3 Formal Action by Employer. Any formal action herein permitted or required to be taken by an Employer shall be:

     (a) if and when a partnership, by written instrument executed by one or more of its general partners or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by one or more general partners as having authority to take such action;

     (b) if and when a proprietorship, by written instrument executed by the proprietor or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by the proprietor as having authority to take such action;

     (c) if and when a corporation, by resolution of its board of directors or other governing board, or by written instrument executed by a person or group of persons who has been authorized by resolution of its board of directors or other governing board as having authority to take such action; or

     (d) if and when a joint venture, by written instrument executed by one of the joint venturers or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by one of the joint venturers as having authority to take such action.

     5.4 Each Employer to Supply Information. Each Employer shall furnish to the Trustee the names of all parties who are or become fiduciaries under the Plan and shall provide the Trustee all information necessary to fulfill its obligations under the law, including, but not limited to such information as is necessary to enable the Trustee to determine whether any person is a party-in-interest as defined in ERISA Section 3(14).

                                   ARTICLE VI

                                   THE TRUSTEE

     6.1 Reliance on Written Instrument. The Trustee shall be fully protected in acting upon any instrument, certificate, or paper believed by it to be genuine and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

     6.2 Action by the Trustee. Subject to the provisions of this Trust Agreement relating to the appointment of an Investment Manager, investment of the Trust Fund and other action by the Trustee hereunder shall be pursuant to the decision of a majority of the persons then acting as the Trustee, but the Trustee may delegate ministerial acts, specifically including, but not limited to, the signing of checks, endorsement of stock certificates, execution of transfer instruments and any other document, and the signing of tax returns and governmental reports to be done by any agent of the Trustee.

     6.3 Consultation with Counsel and Accountant. The Trustee may from time to time consult with counsel or accountant who may also be counsel or accountant for an Employer, and as long as the Trustee acts in conformity with the standards of SECTION 4.1 hereof, the opinion of such counsel or accountant with respect to legal matters or accounting matters, respectively, shall have full and complete authorization and protection in respect of any action taken or suffered by the Trustee in good faith and in accordance with such opinion.

     6.4 Bond Not Required. Except as specifically required by an Employer or as required under ERISA Section 412, the Trustee shall not be required to furnish any bond or security for the performance of its powers and duties hereunder. The cost of any bond required by applicable law shall be paid as an expense of the Trust Fund, unless paid by the appropriate Employer or Employers.

     6.5 Purchase of Liability Insurance. Notwithstanding any other provision of this Trust, the Trustee, if authorized by the Company in writing, may acquire, retain, dispose of, and pay premiums on, one or more insurance contracts for the benefit of the Trust and the Trustee or other fiduciaries, within the meaning of ERISA Section 3(21), covering liability or losses occurring by reason of any act or omission of such Trustee or fiduciaries, and charge the premiums to the Trust Fund, and such contract shall permit recourse by the insurer against such Trustee or fiduciaries in the case of a breach of their fiduciary duty.

     6.6 Court Procedures-. The Trustee may at any time initiate an action or proceeding for the settlement of the accounts of the Trustee or for the determination of any question, including questions of construction which may arise, or for instruction, and the only necessary parties defendant to such action shall be all the Employers and the Plan Administrator, except that any other person or persons may be included as parties defendant at the election of the Trustee.

     6.7 Indemnity by Employers. In the event and to the extent not insured against by any insurance company pursuant to the provisions of any applicable insurance policy, each Employer shall indemnify and hold the Trustee other than a corporate trustee harmless from any and all claims, losses, damages, expenses, including counsel fees approved by the Board, and liability, including amounts paid in settlement, with the approval of such Board, arising from any action or failure to act, except where same is judicially determined to be due to fraud, recklessness, or willful or intentional misconduct of such individual. The indemnification contained in this SECTION shall apply regardless of whether the claim, loss, damage, expense, or cost arises in whole or in part from the negligence or gross negligence or other fault on the part of the individual, specifically including breaches of fiduciary responsibility under ERISA.

     6.8 Duties of Co-Trustees. Whenever two or more persons are serving as Trustee hereunder, each shall use reasonable care to prevent the other from breaching his fiduciary responsibility hereunder, and all shall jointly manage and control the Trust Fund. Provided, however, that all such co-trustees may enter into a written agreement allocating specific responsibilities, obligations and duties among themselves, in which case any trustee to whom certain responsibilities, obligations and duties have not been allocated shall be protected from liability to the extent provided in Section 405(b)(1)(B) of ERISA.


                                   ARTICLE VII

                              ACCOUNTS AND RECORDS

     The Trustee shall maintain true, accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder. All accounts, books, and records relating thereto shall be open to inspection at all reasonable times and may be audited from time to time by any person designated by the Plan Administrator. Within ninety (90) days after the close of the fiscal year of the Trust Fund, within ninety (90) days after the removal or resignation of the Trustee, and from time to time as the Plan Administrator may direct, the Trustee shall file a written account with the Plan Administrator which shall show: (i) the assets of the Trust Fund, as of the end of such period, and the cost and current value thereof as defined in ERISA Section 3(26); and (ii) all investments, receipts, disbursements, and other transactions effected by it during such fiscal year or other period for which such accounting is filed. Notwithstanding anything to the contrary contained herein, Company Stock shall be valued by the Company in its discretion and confirmed by an independent appraiser selected and retained by the Trustee. In the event Company Stock becomes publicly traded, the foregoing sentence shall not apply. If, however, at the time such written account is to be filed, the Trust Fund contains assets which have no fair market value, the Trustee shall be responsible for valuing only such of those assets as were acquired by the Trustee in its discretion. Any such assets not acquired by the Trustee in its discretion shall be valued by the Plan Administrator. The Plan Administrator may approve such accounting by written notice of approval delivered to the Trustee or by failure to express objection to such accounting in writing delivered to the Trustee within ninety (90) days from the date upon which the accounting is delivered to the Plan Administrator. Upon the expiration of ninety (90) days from the date of filing such account with the Plan Administrator or upon earlier specific approval thereof by the Plan Administrator, the Trustee, as between each Employer, the Plan Administrator, and the Trustee, shall be forever released and discharged from all liability as to all items and matters included in such accounting as if settled by the decree of a court of competent jurisdiction, except with respect to any such action or transaction to which the Plan Administrator shall within such ninety (90) day period, file written objections with the Trustee. The liability of Trustee to persons other than an Employer or the Plan Administrator shall be limited to actions under ERISA brought within the period permitted by law for the bringing of such action. Nothing herein contained, however, shall be deemed to preclude the Trustee of its right to have its accounts judicially settled by a court of competent jurisdiction.


                                  ARTICLE VIII

                                FEES AND EXPENSES

     8.1 Expenses of Administration. The Trustee (other than individuals who are employees of an Employer) shall be paid such reasonable compensation as shall from time to time be agreed upon by the Company and the Trustee. The Trustee may pay outside counsel, independent accountants, actuaries, and other outside parties engaged by it, such compensation and expenses as it deems reasonable and proper as expenses of administration of the Trust Fund. To the extent permitted by ERISA, the Trustee may also reimburse an Employer for reasonable and necessary direct expenses incurred for administration of the Plan. All such compensation and all expenses of administration of the Trust, and the Plan of which it is a part, including fees of outside counsel, independent accountants, and actuaries, may be withdrawn by the Trustee out of the Trust Fund, but if the Trust Fund is insufficient, it shall be paid by the Employers. However, nothing herein shall prohibit the Company from paying such amounts if the Trust Fund is sufficient and the Company so elects.

     8.2 Authorization with Respect to Taxes. The Trustee may pay out of the Trust Fund all real and personal property taxes, income taxes and other taxes of any and all kinds levied or assessed under existing or future laws against the Trust Fund, or against the Trustee by reason of its office other than excise taxes or penalties assessed against the Trustee on account of its engaging in a prohibited transaction or fiduciary breach. In the event the Trustee at any time in good faith believes that the tax exemption of the Trust is uncertain or that it, as Trustee, may be liable for federal or state taxes which are, or may be, assessed with respect to payments, the Trustee may, but is not required to, take such steps and withhold from any payments out of the Trust Fund, such amounts as it may deem necessary to protect itself from such liabilities for taxes and, in its discretion, may contest the validity or amount of any such tax assessment, claim or demand respecting the Trust Fund or any part thereof. Upon the discharge or settlement of such tax controversy, the balance of the amount so withheld shall be paid as directed by the Plan Administrator. Prior to the making of any payment hereunder, the Trustee may require such release or other documents from any federal or state taxing authority and the indemnity of any payee, or either of them, as the Trustee shall deem necessary for its protection.

     8.3 Payments without Plan Administrator Approval. Notwithstanding the provisions of SECTION 3.3 hereof, all payments under this ARTICLE VIII may be made without the approval or direction of the Plan Administrator.


                                   ARTICLE IX

              RESIGNATION OR REMOVAL OF TRUSTEE: SUCCESSOR TRUSTEE

     9.1 Resignation; Removal of Trustee. The Trustee may resign at any time by giving at least thirty (30) days' prior written notice of such resignation to the Company. The Company may remove any Trustee, with or without cause, upon giving at least thirty (30) days, prior written notice to the Trustee.

     9.2 Appointment of Successor Trustee. The Company shall appoint a successor trustee or additional trustees to fill the vacancy occurring as the result of the resignation or removal of the Trustee. The successor trustee shall be designated by an instrument in writing, delivered to the Trustee so removed and to the successor trustee. The successor trustee shall have all of the rights, powers, privileges, liabilities, and duties of a Trustee as set forth in this Trust Agreement.

     9.3 Merger, Consolidation, or Other Changes in Trustee. Any corporation, bank association, or trust company into which a corporate Trustee may be merged, converted, or with which it may be consolidated, or any corporation, bank association, or trust company, resulting from any merger, reorganization, or consolidation to which a corporate Trustee may be a party, or any corporation, bank association, or trust company to which all or substantially all of the trust business of a corporate Trustee may be transferred shall be the successor of the corporate Trustee hereunder without the execution or filing of any instrument or the performance of any act other than providing written notification of such transfer to the Company and with the same powers and duties as conferred upon the Trustee hereunder. Except as provided above, it shall not be necessary for the Trustee or any successor trustee to give notice of any such event to any person, and any requirements, statutory or otherwise, that notice shall be given is hereby waived.

     9.4 Transfer of Assets to Successor Trustee. Upon acceptance of such appointment by a successor trustee, the Trustee shall assign, transfer, pay over, and deliver the assets then constituting the Trust Fund to the successor trustee. The Trustee is authorized, however, to reserve such reasonable sum of money, as to it may seem advisable, to provide for any sums chargeable against the Trust Fund for which it may be liable, or for its fees and expenses in connection with the settlement of its account or otherwise, and any balance of such reserve remaining after payment of such fees and expenses shall be paid over to the successor trustee. Any balance of such reserve remaining after payment of such fees and expenses shall be paid over to the successor trustee. No successor trustee shall be liable for the acts or omissions of any prior trustee or be obligated to examine the accounts, records, or acts of any prior trustee or trustees. Each successor trustee shall succeed to the title of all Securities and Other Property then held in the Trust Fund vested in its predecessor without the signing or filing of any further instrument, but any resigning or removed Trustee shall execute all documents and do all acts necessary to vest such title of record in any successor trustee.

     9.5 Ancillary Trust. Whenever and as often as the Trustee deems such action desirable, it may, by written instrument, appoint any person or corporation in any state of the United States to act as ancillary Trustee with respect to any portion of the Trust assets then held or about to be acquired by or on behalf of the Trustee. Each such ancillary Trustee shall have such rights, powers, duties, and discretions that are delegated to it by the Trustee, but shall exercise the same subject to limitations or further directions of the Trustee as shall be specified in an instrument evidencing its appointment. The ancillary Trustee may resign or be removed by the Trustee as to all or any portion of the assets so held at any time or from time to time, by written instrument delivered one to the other, and the Trustee may thereupon appoint another ancillary Trustee or successor to whom the assets shall be transferred, or may itself receive such assets in termination of the ancillary trusteeship to that extent. Such ancillary Trustee shall be accountable solely to the Trustee and shall be entitled to reasonable compensation. It shall serve without bond unless otherwise required by the Trustee or by ERISA.


                                    ARTICLE X

                               AMENDMENT OF TRUST

     The Company reserves the right to amend this Trust Agreement with respect to all Employers at any time or from time to time. This Trust Agreement may be amended by an instrument executed by the Company and the Trustee, and the provisions of any such amendment may be made applicable to the Trust Fund as constituted at the time of the amendment as well as to any part of the Trust Fund subsequently acquired. Any amendment shall, unless otherwise provided therein, become effective upon execution by the Company and the Trustee. No amendment shall, however, alter the duties, liabilities or compensation of the Trustee without its written consent, and, except as otherwise expressly provided in this Trust Agreement or in the Plan, revert any part of the principal or income of the Trust to any Employer.


                                   ARTICLE XI

                              ADDITIONAL EMPLOYERS

     11.1 Adoption of Trust. Any Affiliated Company may, with the approval of the Plan Administrator and the Trustee, adopt this Trust by written instrument executed in accordance with SECTION 5.3 hereof, duly acknowledged and delivered to the Trustee, the Plan Administrator and the Board, provided such Affiliated Company adopts a plan substantially identical to the Plan. Upon such approval by the Plan Administrator and the Trustee, the Trustee shall execute the necessary documents to make such Affiliated Company a party to the Trust Agreement as an Employer and such Affiliated Company shall notify the other fiduciaries identified pursuant to SECTION 5.4 hereof.

     11.2 No Separate Trusts. There shall be no separate accounting within the Trust for each Employer, and all assets held by it and contributions received by it, and all such contributions and accruals thereto from time to time, shall be held by the Trustee hereunder in the Trust Fund and shall be invested and applied by it as herein provided, and all of the assets in the Trust Fund shall be available to pay benefits that become payable with respect to any Employer hereunder.

     11.3 Withdrawal from Trust. Any Employer may withdraw from the Trust upon giving the Company and the Trustee at least sixty (60) days, notice in writing of its intention to withdraw. Such withdrawal shall terminate all obligations of the withdrawn Employer under the Plan, but, unless otherwise provided by the Board in its sole discretion, the accounts of such Employers' Employees shall remain in the Trust until otherwise payable to the Participants.


                                   ARTICLE XII

                              TERMINATION OF TRUST

     12.1 Termination of Trust. This Trust Agreement and the Trust created hereby may be terminated at any time by the Board.

     12.2 Continuation by an Employer's Successor. Any corporation or other business entity succeeding to the interest of an Employer by sale, transfer, consolidation, merger, or bankruptcy, may elect to continue this Trust or any separate trust then existing hereunder, subject to the approval of the Board, by adopting this Trust Agreement and assuming the duties and responsibilities of the Plan and Trust, or such corporation or other business entity may establish a separate plan and trust for the continuation of benefits for its employees, in which event, subject to the approval of the Board, the Trust assets held on behalf of the employees of the prior employer shall be transferred to the trustee of the new trust.

     12.3 Liquidation of Trust. Upon any termination of this Trust or any separate trust then existing hereunder, the Trustee shall, as directed by the Board, liquidate the proportionate share of the assets of the Trust Fund attributable to the terminating Employer or hold certain assets in kind. After deducting estimated expenses for such liquidation and the distribution thereof, the Trustee shall, if directed by the Board, disburse the proceeds thereof or the assets held in kind to or for the benefit of such terminating Employer's Participants. Except as otherwise provided in SECTION 1.4 hereof, in no event shall any part of the principal or income of the Trust Fund be paid to or for the benefit of the terminating Employer. Unless sooner terminated, this Trust shall terminate when there are no funds remaining in the hands of the Trustee hereunder.


                                  ARTICLE XIII

                                  MISCELLANEOUS

     13.1 Applicable Law. EXCEPT WHERE INCONSISTENT WITH THE EXPRESS PROVISIONS HEREOF, OR WHERE PREEMPTED BY ERISA, THE POWERS AND DUTIES OF THE TRUSTEE AND ALL QUESTIONS OF INTERPRETATION, CONSTRUCTION, OPERATION AND EFFECT OF THIS TRUST AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS. ALL CONTRIBUTIONS TO THE TRUSTEE SHALL BE DEEMED TO TAKE PLACE IN THE STATE OF TEXAS; AND, EXCEPT FOR SUCH MATTERS AS MAY ARISE UNDER ERISA, THE TRUSTEE SHALL BE LIABLE TO ACCOUNT IN THE COURTS OF THAT STATE.

     13.2 Severability of Provisions. Should any provision of this Trust Agreement be held invalid or illegal for any reason, such illegality or invalidity shall not affect the remaining provisions of this Trust Agreement, but shall be fully severable, and the Trust Agreement shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

     13.3 Construction of Trust Agreement. This Trust is intended to qualify as a tax-exempt trust under Code Sections 401(a) and 501(a), and the provisions hereof shall be interpreted consistent with such intention. If and whenever the Trustee be, in good faith, in doubt as to the proper construction or interpretation of this Trust Agreement, or any other question that may arise during the administration of the Trust herein created, the Trustee is authorized to resolve all such doubts and questions in such manner as it may deem proper, without the necessity of resorting to a court for construction or instructions, and all decisions so made shall be binding and conclusive on all persons ever interested hereunder. In addition, the Trustee may apply to the Plan Administrator for instructions, directions, authorizations, or information, and the Trustee may demand assurances satisfactory to it that any action that it is directed to take will not adversely affect the tax exemption of the Trust; provided, however, that no such assurances shall be required if, in the opinion of counsel (which counsel may also be counsel for the Company), such action does not adversely affect the tax exemption of the Trust. This Trust Agreement shall be binding upon all persons who are ever entitled to such benefits hereunder, their heirs, executors, administrators, and legal representatives, and upon all Employers and their successors, and upon the Trustee and its successors.

     13.4 Spendthrift Provisions. No Participant shall have any right to assign, transfer, appropriate, encumber, commute or anticipate his interest in the Trust Fund, or any payments to be made hereunder, and no benefits or payments, rights, or interests of any such person of any kind or nature, shall be in any way subject to any legal or equitable process or writ by way of levy, garnishment, execution or attachment for payment of any claim against any such person, nor shall any such person have any right of any kind whatsoever with respect to the Trust Fund, or any estate or interest therein, or with respect to any other property or rights, other than the right to receive such distributions as are lawfully made out of the Trust Fund, as and when the same, respectively, are due and payable, under the terms of this Trust Agreement. The Trustee shall not recognize any attempted alienation or encumbrance of the right or interest hereunder of any Participant. The foregoing provisions shall not, however, apply to a "qualified domestic relations order" as defined in Code Section 414(p), to withholding of any applicable taxes and to assignments permitted by Code Section 401(a)(13). Neither the Trust Fund nor any benefits hereunder shall be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person to whom such benefits or funds are payable, nor shall the Trust Fund or any benefits hereunder be considered an asset of such person in the event of his bankruptcy.

     13.5 Title of Trust Assets. The legal and equitable title and ownership of all assets at any time constituting a part of the Trust Fund shall be and remain with the Trustee, and neither any Employer nor any Participant in the Plan (or any person who may be entitled to benefits under the Plan) shall ever have any legal or equitable estate therein, save and except that a Participant shall be entitled to receive distribution as and when lawfully made under the terms hereof.

     13.6 Benefits Supported Only by Trust. Any person having any claim under the Plan will look solely to the assets of the Trust Fund for satisfaction. In no event will the Employers or any of their officers, employees, agents, members of their boards of directors, the original Trustee, any successor Trustees, or the Plan Administrator be liable in their individual capacities to any person whomsoever for benefits provided for under the provisions of the Plan and Trust nor do any of them guarantee in any manner the payment of benefits hereunder.

     13.7 Rights Determined from Entire Instrument. This Trust Agreement, for convenience only, has been divided into Articles and Sections, but the rights, powers, duties, privileges, and other legal relationships shall be determined from this Trust Agreement as an entirety and without regard to the division into Articles and Sections or to the headings prefixing such Sections.

     13.8 Execution in Counterparts. This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed an original and no other counterpart need be produced.


     IN WITNESS WHEREOF, the parties have caused this Trust Agreement to be executed as of this 11 day of February, 1999, effective as of January 1, 1999.

CLUBCORP,  INC.
(SEAL)

By:     /s/Kim  S.  Besse
Title:   Sr.  Vice  President


TRUSTEES


/s/Albert  E.  Chew
Albert Chew, Trustee

/s/James E. Maser
James E. Maser, Trustee

/s/Douglas T. Howe
Douglas T. Howe, Trustee


STATE  OF  TEXAS

COUNTY  OF  DALLAS

     BEFORE  ME,  the  undersigned  authority,  on  this day personally appeared
Albert  E.  Chew,        Trustee of ClubCorp, Inc., known to me to be the person
whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

     GIVEN  UNDER  MY  HAND  AND  SEAL  OF OFFICE this 11 day of February, 1999.


                                /s/Julie  H.  Green
                                Notary Public in and for the State of Texas
My Commission Expires:
11/24/00






STATE  OF  TEXAS

COUNTY  OF  DALLAS

     BEFORE ME, the undersigned authority, on this day personally appeared James E Maser, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated.

     GIVEN  UNDER  MY  HAND  AND  SEAL  OF OFFICE this 11 day of February, 1999.


                                /s/Julie  H.  Green
                                Notary Public in and for the State of Texas
My Commission Expires:
11/24/00




STATE  OF  TEXAS

COUNTY  OF  DALLAS

     BEFORE ME, the undersigned authority, on this day personally appeared Douglas T. Howe, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated.

     GIVEN  UNDER  MY  HAND  AND  SEAL  OF OFFICE this 11 day of February, 1999.


                                /s/Julie  H.  Green
                                Notary Public in and for the State of Texas
My Commission Expires:
11/24/00




STATE  OF  TEXAS

COUNTY  OF  DALLAS

     BEFORE  ME,  the undersigned authority, on this day personally appeared Kim
S. Besse, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated.

     GIVEN  UNDER  MY  HAND  AND  SEAL  OF OFFICE this 11 day of February, 1999.


                                /s/Julie  H.  Green
                                Notary Public in and for the State of Texas
My Commission Expires:
11/24/00